Contractual Commitments	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Contractual Commitments

Note 15 Contractual Commitments

In the further development and operation of our commercial global communications satellite system, significant additional expenditures are anticipated. In connection with these and other expenditures, we have a significant amount of long-term debt, as described in “Note 12—Long-Term Debt.” In addition to these debt and related interest obligations, we have expenditures represented by other contractual commitments. The additional expenditures as of December 31, 2017 and the expected year of payment are as follows (in thousands):

	Satellite Construction and Launch Obligations	Satellite Performance Incentive Obligations	Horizons-3 Satellite LLC Contribution Obligations (1)	Operating Leases	Sublease Rental Income	Customer and Vendor Contracts	Total
2018	$324,403	$42,987	$41,500	$14,338	$(665)	$97,647	$520,210
2019	268,098	42,244	4,600	13,889	(617)	17,763	345,977
2020	149,047	43,023	11,900	13,500	(526)	7,546	224,490
2021	18,738	42,226	13,500	13,376	(312)	2,136	89,664
2022	17,121	31,898	15,900	13,424	(143)	894	79,094
2023 and thereafter	51,197	158,189	59,700	93,501	(161)	406	362,832

Total contractual commitments	$828,604	$360,567	$147,100	$162,028	$(2,424)	$126,392	$1,622,267

(1)	See Note 10(b)—Investments—Horizons-3 Satellite LLC.

(a) Satellite Construction and Launch Obligations

As of December 31, 2017, we had approximately $828.6 million of expenditures remaining under our existing satellite construction and launch contracts. Satellite launch and in-orbit insurance contracts related to future satellites to be launched are cancelable up to thirty days prior to the satellite’s launch. As of December 31, 2017, we did not have any non-cancelable commitments related to existing launch insurance or in-orbit insurance contracts for satellites to be launched.

The satellite construction contracts typically require that we make progress payments during the period of the satellites’ construction. The satellite construction contracts contain provisions that allow us to terminate the contracts with or without cause. If terminated without cause, we would forfeit the progress payments and be subject to termination payments that escalate with the passage of time. If terminated for cause, we would be entitled to recover any payments we made under the contracts and certain liquidated damages as specified in the contracts.

(b) Satellite Performance Incentive Obligations

Satellite construction contracts also typically require that we make orbital incentive payments (plus interest as defined in each agreement with the satellite manufacturer) over the orbital life of the satellite. The incentive obligations may be subject to reduction or refund if the satellite fails to meet specific technical operating standards. As of December 31, 2017, we had $360.6 million of satellite performance incentive obligations, including future interest payments.

(c) Operating Leases

We have commitments for operating leases primarily relating to equipment and office facilities, including our U.S. Administrative Headquarters in McLean, Virginia. As of December 31, 2017, the total obligation related to operating leases, net of sublease income on leased facilities and rental income, was $159.6 million. Rental income and sublease income are included in other expense, net in the accompanying consolidated statements of operations.

Total rent expense for the years ended December 31, 2015, 2016 and 2017, was $14.9 million, $14.0 million and $14.8 million, respectively.

(d) Customer and Vendor Contracts

We have contracts with certain customers that require us to provide equipment, services and other support during the term of the related contracts. We also have long-term contractual obligations with service providers primarily for the operation of certain of our satellites. As of December 31, 2017, we had commitments under these customer and vendor contracts which totaled approximately $126.4 million related to the provision of equipment, services and other support.